Exhibit 99.2.1

HIPPO LACE LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS (RESTATED)

Page
Report of Independent Registered Public Accounting Firm	1

Consolidated Balance Sheets as of December 31, 2010	2
and March 31, 2010 (Restated)

Consolidated Statements of Income and
Comprehensive Income for the Nine-Months Ended December 31, 2010
and for the Period from December 11, 2009 (Inception) to March 31, 2010 (Restated)	3

Consolidated Statement of Stockholder’s Equity
for the Nine-Months Ended December 31, 2010 and for the Period from December 11, 2009 (Inception) to March 31, 2010 (Restated)	4

Consolidated Statements of Cash Flows
for the Nine-Months Ended December 31, 2010 and for the Period from December 11, 2009 (Inception) to March 31, 2010 (Restated)	5 -6

Notes to the Consolidated Financial Statements (Restated)	7 – 33

UHY VOCATION HK CPA LIMITED

Chartered Accountants

Certified Public Accountants

3/F, Malaysia Building, 50 Gloucester Road, Wanchai,

HONG KONG,

Tel (852) 2332 0661(23 lines)

Fax (852) 2332 0304, 2388 2086

E-mail :cpa@uhy-hk.com

Website www.uhy-hk.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF

HIPPO LACE LIMITED

We have audited the accompanying consolidated balance sheet of Hippo Lace Limited and subsidiary (the “Company”) as of December 31, 2010, and the related consolidated statement of operations, changes in stockholders’ equity, and cash flows for the period from April 1, 2010 to December 31, 2010. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Hippo Lace Limited and subsidiary as of December 31, 2010, and the consolidated results of its operations and its cash flows for the period from April 1, 2010 to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY Vocation HK CPA Limited

UHY VOCATION HK CPA LIMITED

Certified Public Accountants

Hong Kong, the People’s Republic of China,    20 APR 2012

An independent member firm of UHY

HIPPO LACE LIMITED
CONSOLIDATED BALANCE SHEETS (RESTATED)
	December 31, 2010	March 31, 2010

ASSETS
CURRENTS ASSETS
Cash	$ 25,369	$ 15,322
Due from related party	12,985	30,817
Accounts receivable	10,273	-
Other receivable	5,895	5,734
Inventories	2,031	2,604
Total current assets	56,553	54,477

Property and equipment, net	111,564	124,789
Security deposits	41,216	41,077
Goodwill	118,758	118,758
TOTAL ASSETS	$ 328,091	$ 339,101

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 28,383	$ 32,673
Income tax payable	6,233	2,421
Stockholder’s loan	184,226	-
Due to related party	6,687	8,812
TOTAL CURRENT LIABILITIES	225,529	43,906
Stockholder’s loan	-	196,266

TOTAL LIABILITIES	225,529	240,172

STOCKHOLDER'S EQUITY
Common stock, 50,000 shares authorized without a par value;
1 share issued and outstanding	1	1
Addition paid-up capital	86,198	86,198
Retained earnings	16,363	12,730
TOTAL STOCKHOLDER'S EQUITY	102,562	98,929

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 328,091	$ 339,101
See accompanying notes to audited consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (RESTATED)

	For the nine months ended December 31,	For the period from December 11, 2009 (Date of inception) to March 31,
	2010	2010

REVENUE
Food and beverage income	$ 252,399	$ 23,695
Franchise and management fee income	22,266	-
	$ 274,665	$ 23,695

Cost of goods sold (exclusive of depreciation)	(83,090)	(9,008)

Gross profit	191,575	14,687

Operating expenses	(186,833)	(51,533)
OPERATING INCOME/(LOSS) BEFORE INCOME TAXES	4,742	(36,846)

OTHER INCOME/(EXPENSES)
Other income	3,473	51,997
Other expenses	(770)	-
TOTAL OTHER INCOME, NET	2,703	51,997

INCOME BEFORE INCOME TAXES	7,445	15,151

INCOME TAXES EXPENSES	(3,812)	(2,421)
NET INCOME	$ 3,633	$ 12,730

Earnings per common share
Basic and fully diluted	$ 3,633	$ 12,730

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	1	1
See accompanying notes to audited consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
FOR THE PERIOD FROM DECEMBER 11, 2009 (INCEPTION) TO MARCH 31, 2010
AND FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

	Common Stock		Additional		Total
			paid-up	Retained	stockholder's
	Number	Amount	capital	earnings	equity

Balance at December 11, 2009 (date of inception)
	-	$ -	-	$ -	$ -
Common stock issued for cash	1	1	-	-	1
Additional paid-up capital	-	-	86,198	-	86,198
Net income for the period	-	-	-	12,730	12,730
Balance as of March 31, 2010	1	1	86,198	12,730	98,929

Net income for the period	-	-	-	3,633	3,633
Balance as of December 31, 2010	1	$ 1	$ 86,198	$ 16,363	$ 102,562

See accompanying notes to audited consolidated financial statements.

HIPPO LACE LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS (RESTATED)

	For the nine months ended December 31,	For the period from December 11, 2009 (Date of inception) to March 31,
	2010	2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 3,633	$ 12,730
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	18,104	45
Changes in operating assets and liabilities:
Due from related party	17,832	(20,545)
Account receivable	(10,273)	-
Other receivable	(161)	(5,417)
Inventories	573	2,597
Security deposits	(139)	9,218
Accounts payable and accrued expenses	(4,290)	17,576
Income tax payable	3,812	2,421
Due to related party	(2,125)	(22,005)
Stockholder’s loan	184,226	-

NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES	211,192	(3,380)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for acquisition of subsidiary, net of cash acquired	-	(177,565)
Purchase of property and equipment	(4,879)	-

NET CASH USED IN INVESTING ACTIVITIES	(4,879)	(177,565)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from stockholder’s loan	(196,266)	196,266
Cash received from issuance of common stock	-	1

NET CASH PROVIDED BY FINANCING ACTIVITIES	(196,266)	196,267

NET INCREASE IN CASH	10,047	15,322

CASH
Beginning of period	15,322	-

End of period	$ 25,369	$ 15,322

Supplemental disclosures of cash flow information:
Cash paid for interest	$ -	$ -
Cash paid for income taxes	$ -	$ -

Cash paid for acquisition of subsidiary, net of cash acquired:

Consideration paid:
Cash paid, net of cash acquired	$ -	$ 177,565
Allocated to:
Inventory	$ -	$ 5,201
Due from related party	-	10,272
Other receivable and prepaid expenses	-	9,651
Security deposit	-	40,960
Property and equipment	-	124,834
Accounts payable	-	(7,561)
Accrued expenses	-	(7,535)
Due to related party	-	(30,817)
Stockholder’s loan payable to Sizegenic	-	_(86,198)
Net tangible assets	$ -	$ 58,807

Value of excess of purchase price over net assets
Acquired allocated to:
Goodwill	$ -	$ 118,758

See accompanying notes to audited consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 1 ORGANIZATION

Hippo Lace Limited (“the Company”) was incorporated on December 11, 2009 in the British Virgin Islands (“BVI”) with a maximum authorized share capital of 50,000 ordinary shares. On January 12, 2010, a share was issued for $1 to Mr. Gu Yao, who is the sole shareholder of the Company. The Company principally acts as an investing holding company.

In February 2010, the Company entered into and consummated an agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire 100% interests of its wholly owned subsidiary, Legend Sun Limited (“Legend Sun”). The consideration of $182,982, pursuant to the supplementary agreement, was paid in full on February 17, 2010 (i) to acquire all of the issued and outstanding shares of Legend Sun owned by Sizegenic, and (ii) to pay off the outstanding shareholder loan owed to Sizegenic by Legend, Sun and the share transfer was completed on February 24, 2010. Legend Sun is a limited liability company incorporated and domiciled in Hong Kong and its principal activity is to provide catering services in Hong Kong.

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Company’s functional currency is the Hong Kong Dollar, however the accompanying consolidated financial statements have been translated and presented in United States Dollars.

(b)

Principles of Consolidation

The balance sheet as of December 31, 2010 includes the Company and its wholly-owned subsidiary, Legend Sun. Additionally, the results of operations and cash flows includes the operations for the nine months period ended December 31, 2010 of Legend Sun. All intercompany accounts and transactions have been eliminated

(c)

Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management of the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s significant estimates include the reserves related to receivables, the recoverability and useful lives of long lived assets and realizable values for inventories.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(d)

Foreign currency translation

Assets and liabilities of foreign subsidiaries are translated at the rate of exchange in effect on the balance sheet date; income and expenses are translated at the average rate of exchange prevailing during the period. The related transaction adjustments are reflected in “Accumulated other comprehensive income / (loss)’’ in the equity section of our consolidated balance sheet.

The period-end rates for December 31, 2010 and March 31, 2010 of Hong Kong dollar to one US dollar were 7.7810 and 7.7800 respectively; average rates for the nine months ended December 31, 2010 and for the period from December 11, 2009 to March 31, 2010 were 7.7698 and 7.7644 respectively.

(e)

Property and equipment

Property and equipment are stated at cost less accumulated depreciation and impairment losses. Improvements to leased assets or fixtures are amortized over their estimated useful lives or lease period, whichever is shorter. Expenditures for repairs and maintenance, which do not extend the useful life of the assets, are expensed as incurred.

Depreciation expense is recorded over the asset’s estimated useful lives or lease period, using the straight line method, at the following annual rates:-

Furniture and equipment: 10% - 20%, per annum

Computer equipment: 10%, per annum

Leasehold improvements: over the lease term

(f)

Inventories

Inventories consist of finished goods which include food and beverage materials and products for catering service.  Inventories are measured at the lower of cost or market. The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition and is assigned by using a first-in first-out basis.  Market value is determined by reference to selling prices after the balance sheet date or to management’s estimates based on prevailing market conditions. The management also regularly evaluates the composition of its inventories to identify slow-moving and obsolete inventories to determine if a valuation allowance is required.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(g)

Accounts receivables

Accounts receivable are shown net of allowance for doubtful accounts. During the period, there were no bad debts incurred and no allowance for doubtful accounts recorded at both March 31, 2010 and December 31, 2010. The Company’s management has established an allowance for doubtful accounts sufficient to cover probable and reasonably estimable losses. The allowance for doubtful accounts considers a number of factors, including collection experience, current economic trends, estimates of forecasted write-offs, aging of the accounts receivable portfolios, industry norms, regulatory decisions and other factors. Management reviews the composition of accounts receivable and analyzes any historical bad debts, customer concentrations, and customer credit worthiness.  Management’s policy is to record a reserve primarily on a specific identification basis.  Accounts are written off after use of a collection agency is deemed to be no longer useful.  The accounts receivable balance as of March 31, 2010 is nil.  The accounts receivable balance of $10,273 at December 31, 2010 represents the first year annual fee income from Sino Wish, the subfranchisee located in Hong Kong commenced in April 2010.  After reviewing and analyzing the account receivable from Sino Wish, management believes that the company is trustworthy and no allowance is required because there was no historical bad debt, the business and the economy are in a growing trend and we are not aware of any credibility problem of the company.

(h)

Other receivable

Other receivables mainly represents amount due from Sino Wish for purchase of coffee machine on its behalf.

(i)

Cash

Cash consist of cash on hand and at banks. Substantially all of the Company's cash deposits are held with financial institutions located in Hong Kong. Management believes these financial institutions are of high credit quality.

(j)

Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable tangible and intangible assets acquired and the fair value of liabilities assumed in an acquisition.  Accounting Standards Codification (“ASC”)-350-30-50 “Goodwill and Other Intangible Assets” requires the testing of goodwill and indefinite-lived intangible assets for impairment at least annually.  The Company tests goodwill for impairment in the fourth quarter each year.  Goodwill impairment is computed using the expected present value of associated future cash flows.  There was no impairment of goodwill as of December 31, 2010 and March 31, 2010.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(k)

Impairment of long-lived assets

Long-lived assets are comprised of property and equipment. Pursuant to the provisions of ASC360-10, “Property, plant and equipment”, long-lived assets to be held and used are reviewed for possible impairment whenever events indicate that the carrying amount of such assets may not be recoverable by comparing the undiscounted cash flows associated with the assets to their carrying amounts. If such a review indicates an impairment, the carrying amount would be reduced to fair value.

Based on the Company’s assessment, there were no events or changes in circumstances that would indicate any impairment of long-lived assets as of December 31, 2010 and March 31, 2010.

(l)

Accounts payable and accrued expenses consist of the following:

	As of	As of
	December 31, 2010	March 31, 2010

Accounts payable	$ 12,423	$ 6,049
Accrued expenses
Legal and professional fees	7,256	16,000
Payroll and other operating expenses	8,704	10,624
	$ 28,383	$ 32,673

(m)

Fair value measurements

ASC Topic 820, Fair Value Measurement and Disclosures, defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC Topic 820 also establishes a fair value hierarchy which requires classification based on observable and unobservable inputs when measuring fair value. There are three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(m)

Fair value measurements (Cont’d)

Determining which category an asset or liability falls within the hierarchy requires significant judgment. The Company evaluates its hierarchy disclosures each quarter.

The carrying values of cash, accounts and other receivables, accounts payable and accrued expenses, and short-term borrowings approximate fair values due to their short maturities.

There was no asset or liability measured at fair value on a non-recurring basis as of December 31, 2010 and March 31, 2010.

(n)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with ASC 740 “Income Taxes”. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be effective when the differences are expected to reverse.

Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statements of income in the period that includes the enactment date.

The Company adopted ASC 740 which prescribes a more-likely-than-not threshold for financial statement recognition and measurement of a tax position taken in the tax return. This interpretation also provides guidance on de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods and income tax disclosures.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(o)

Other comprehensive income

The Company has adopted ASC 220 “Comprehensive Income”.  This statement establishes rules for the reporting of comprehensive income and its components.  Comprehensive income consists of net income and foreign currency translation adjustments.

(p)

Revenue recognition

Revenue represents the invoiced value of goods sold or services provided.  Revenue is recognized when all the following criteria are met:

a.

Persuasive evidence of an arrangement exists.

b.

Services had been rendered.

c.

The seller’s price to the buyer is fixed or determinable, and

d.

Collectivity is reasonably assured.

Revenue from sales is recognized when food and beverage products are sold. Other income from consultancy services is recognized on the accrual basis i.e. when the services are rendered.  Franchise fee income on the annual fee for sublicensing of the brand name and trademark “Caffe Kenon” and the 10% management fee on eligible monthly net income of subfranchiee are recognized after granting the non-exclusive rights and all contractual obligations are performed and report of net income from subfranchisee respectively.

(q)

Employee benefits

The Company operates a Mandatory Provident Fund Scheme (the "MPF Scheme") under the Hong Kong Mandatory Provident Fund Schemes Ordinance for those employees employed under the jurisdiction of the Hong Kong Employment Ordinance. The MPF Scheme is a defined contribution scheme, the assets of which are held in separate trustee-administered funds. The Company's contributions to the scheme are expensed as incurred and are vested in accordance with the scheme' vesting scales.

(r)

Segment information

The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s operating segments. Management, including the chief operating decision maker, reviews operating results solely by monthly revenue and operating results of the Company. From April 2010, the Company operated in two reportable segments that include franchise to operate an owned Caffe Kenon in Hong Kong and subfranchise to operate two Caffe Kenon in Hong Kong and Beijing respectively.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (…/Cont’d)

(s)

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and environmental claims arising out of the normal course of businesses that relate to a wide range of matters, including among others, contracts breach liability. The Company records accruals for such contingencies based upon the assessment of the probability of occurrence and, where determinable, an estimate of the liability. Management may consider many factors in making these assessments including past history, scientific evidence and the specifics of each matter.

As of December 31, 2010 and March 31, 2010, the Company's management has evaluated all such proceedings and claims. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, liquidity or results of operations.

(t)

Recently Issued Accounting Pronouncements

We describe below recent pronouncements that have had or may have a significant effect on our financial statements. We do not discuss recent pronouncements that are not anticipated to have an impact on or are unrelated to our financial condition, results of operations, or disclosures.

In January 2010, the FASB issued new accounting guidance, under ASC Topic 820 on Fair Value Measurements and Disclosures. The guidance requires some new disclosures and clarifies some existing disclosure requirements about fair value measurement. The guidance now requires a reporting entity to use judgment in determining the appropriate classes of assets and liabilities and to provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. The guidance is effective for interim and annual reporting periods beginning after December 15, 2009. As this standard relates specifically to disclosures, the adoption did not have a material impact on the Company’s condensed consolidated financial statements.

In February 2010, the FASB issued new accounting guidance, under ASC Topic 855 on Subsequent Events, which requires an entity that is an SEC filer to evaluate subsequent events through the date that the financial statements are issued and removes the requirements that an SEC filer disclose the date through which subsequent events have been evaluated.  The guidance was effective upon issuance. The adoption of the guidance did not have a material impact on the Company’s condensed consolidated financial statements.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 3 BUSINESS ACQUISITION

In February 2010, the Company entered into a sale and purchase agreement with Sizegenic Holdings Limited, a BVI corporation, to acquire its wholly owned subsidiary, (“Legend Sun”). Pursuant to the sale and purchase agreement, the Company agreed to pay total consideration of $182,982 (approximate HK$1,425,024) in exchange for 100% ownership of Legend Sun. Legend Sun is a Hong Kong company and it principally engages in provision of catering services in Hong Kong.  Pursuant to a Supplementary Agreement to the sale and purchase agreement, the consideration of 182,982 was paid (i) to acquire all of the issued and outstanding shares of Legend Sun owned by Sizegenic, and (ii) to pay off the outstanding shareholder loan owed to Sizegenic by Legend Sun.  Cheung Ming is the sole shareholder of Sizegenic.  There was no relationship between Gu Yao and Sizegenic or Cheung Ming prior to the sale of Legend Sun. The fair values of the assets acquired and liabilities assumed at the date of acquisition as determined in accordance with ASC 805, and the purchase price allocation at the date of acquisition, were as follows:

Consideration paid:
Cash paid	$ 182,982

Cash acquired	(5,417)
Cash paid, net of cash acquired	$ 177,565

Allocated to:
Inventory	$ 5,201
Due from related party	10,272
Other receivable and prepaid expenses	9,651
Security deposit	40,960
Property and equipment	124,834
Accounts payable	(7,561)
Accrued expenses	(7,535)
Due to related party	(30,817)
Stockholder’s loan payable to Sizegenic	(86,198)

Net tangible assets	$ 58,807

Value of excess of purchase price over net assets
Acquired allocated to:
Goodwill	$ 118.758

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 4 INVENTORIES

Inventories are stated at lower of cost or market.  Inventories represent finished goods include food and beverage materials and products for catering services.

NOTE 5 PROPERTY AND EQUIPMENT

Property and equipment of the Company consist primarily of restaurant facilities and equipment owned and operated by the Company's wholly owned subsidiaries. Property and equipment as of December 31, 2010 and March 31, 2010 are summarized as follows:

	December 31,2010	March 31, 2010
Furniture & equipment	$ 51,835	$ 46,956
Leasehold improvement	86,001	86,001
Computer equipment	7,066	7,066

Total	144,902	140,023
Accumulated depreciation and amortization	(33,338)	(15,234)
Balance as at period ended	$ 111,564	$ 124,789

Depreciation and amortization expense for the nine months period ended December 31, 2010 and for the period from inception to March 31, 2010 were $18,104 and $4,241, respectively.

NOTE 6 SECURITY DEPOSITS

Security deposits mainly consist of five months rental and management fee security deposits, electricity and water meter deposits for company owned restaurant, and was recorded by the time of payment.  Security and deposits as of December 31, 2010 and March 31, 2010 are summarized as follows:

	As of December 31,2010	As of March 31, 2010
Rental and management fee security deposit	$ 35,888	$ 35,888
Electricity deposit	3,595	3,595
Water deposit	771	771
Food supplies deposit	962	706
Other deposit	-	117
	$ 41,216	$ 41,077

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 7 COST OF GOODS SOLD

Cost of goods sold consists of finished goods including food and beverage materials and products for catering services sold by the company-owned restaurant and the subfranchise annual fee expenses and exclusive of depreciation expenses which are shown separately under Note 8 Operating Expenses.

NOTE 8 OPERATING EXPENSES

Operating expenses consist of the following for the nine months period ended December 31, 2010 and December 11, 2009 (inception) through March 31, 2010:

	Nine months ended December 31, 2010	December 11, 2009 (Inception) through March 31, 2010
Staff costs	$ 60,393	$ 11,059
Property rent, rate and management fee	68,874	9,409
Electricity and utilities	15,861	1,879
Depreciation	18,104	45
Professional and audit fee	4,156	16,000
Others	19,445	13,141
Total	$ 186,833	$ 51,533

NOTE 9 FRANCHISE ARRANGEMENTS

Franchise arrangements include payment of franchise fee payable on anniversary basis and continuing monthly management fee base upon a percent of franchisees’ net profit after tax to the Company throughout the term of franchise.  Under this arrangement, two franchise agreements are entered in March and April 2010 respectively in which franchisees are granted the right to operate a café bistro using the brand name “Caffe Kenon” for a term of 3 years.  Franchise fee income on the sublicensing of the brand name and trademark “Caffe Kenon” is recognized upon the granting of the  non-exclusive rights  to the franchisee as the fee is non-refundable to and non-cancellable by the franchisee and the Company has no further obligations since they are all assumed  by franchisee throughout the term.  The franchisees pay related occupancy costs including rent, property management fee and government rent and rates, insurance and maintenance.  Franchisor has no obligation to any legal consequences arose from what the franchisee assumed.

The franchisee has the right to renew for one additional term equal to the initial term granted under Franchisor’s franchise agreement after expiration  of the initial term provided that franchisee has, during the term of the agreement, substantially complied with all its provisions.  Franchisee must pay Franchisor, three months prior to the date of renewal, a renewal fee to be agreed between Franchisee and Franchisor.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 9 FRANCHISE ARRANGEMENTS (…/Cont’d)

Revenues from franchised Caffe Kenon are as follows:

	Nine months ended December 31, 2010	December 11, 2009 (Inception) through March 31, 2010
Franchise fee income:
Sino Wish	$ 10,272	$ -
Beijing Kenon	11,880	-
	$ 22,152	$ -

Future minimum franchise fee payments due from the Company under existing franchise and subfranchise arrangements are:

Year ended March 31,
2011	$20,544
2012	20,544
2013	5,136
Total	$46,224

Future minimum franchise fee payments due to the Company under existing franchise and subfranchise arrangements are:

Year ended March 31,
2011	$22,152
2012	16,472
2013	10,272
Total	$48,896

Franchise fees owed to Sizegenic consist of franchise and subfranchise annual fees and monthly franchise management fees applicable to profit after tax of the Company-owned restaurant.  For the nine months ended December 31, 2010, the subfranchise annual fee expenses owed to Sizegenic totaling $10,272 for Hong Kong and Beijing, partially offset the annual fees totaling $22,152 owed by our subfranchisees in HK and Beijing.

The first year franchise annual fee of $5,136, owed to Sizegenic for the Company-owned restaurant, was after a special 50% discount for the first year.  The full amount of the annual fee of $10,272 is due per annum beginning in the second year and throughout the remaining term of the agreement.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 10 SEGMENT INFORMATION

From April 2010, the Company operated in two reportable segments that include franchise to operate an owned Caffe Kenon in Hong Kong and subfranchise to operate two Caffe Kenon in Hong Kong and Beijing respectively.

Each reportable segment is separately organized and focuses on different customer groups of consumers and subfranchisees.  Each reportable segment prepares a stand-alone set of financial reporting package including information such as revenue, expenses, and goodwill, and the package is regularly reviewed by the Chief Executive Officer.

The following is a summary of relevant information relating to each segment reconciled to amounts on the accompanying consolidated financial statements for the nine months ended December 31, 2010:

	Franchise	Subfranchise	Total
Revenue	$ 252,399	$ 22,266	$ 274,665

Depreciation and amortization	18,104	-	18,104

Cost of revenues and operating expense
excluding depreciation and amortization	240,226	11,593	251,819

Operating income/(loss)	(5,931)	10,673	4,742

Other income	3,473	-	3,473

Other expenses	770	-	770

Total other income, net	2,703	-	2,703

Income tax expenses	482	3,330	3,812

Net (loss)/income after tax	(3,710)	7,343	3,633

Total assets, excluding goodwill	197,339	11,994	209,333
Goodwill	32,560	-	32,560

Capital expenditure	4,879	-	4,879

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 10 SEGMENT INFORMATION (…/Cont’d)

The following shows the Company’s revenue in the two cities in the PRC:

	Hong Kong	Beijing	Total
Revenue	262,785	11,880	274,665

All the long-lived assets of the Company are located in Hong Kong of PRC.

NOTE 11 INCOME TAX

All of the Company’s income tax is generated in Hong Kong.

A reconciliation of the expected income tax expense to the actual income tax expense is as follows:

	Nine months ended December 31, 2010	December 11, 2009 Inception through March 31, 2010

Income before tax	$ 7,445	$ 15,151
HK income tax rate	16.5%	16.5%
Expected income tax expenses calculated at
HK income tax rate	1,228	2,500
Temporary difference unrecognised	2,584	(79)
Actual income tax expense	$ 3,812	$ 2,421

The Company's income tax provision in respect of operations in Hong Kong is calculated at the applicable tax rates on the estimated assessable profits for the year based on existing legislation, interpretations and practices in respect thereof. The standard tax rate applicable to the Company was 16.5%. The unrecognized temporary difference of $2,584 for the nine months ended December 31, 2010 represents the difference between depreciation expenses and depreciation tax allowance for the plant and equipment.  No deferred tax liability has been provided as the amount involved is immaterial.

NOTE 12 OPERATING LEASE COMMITMENTS

The Company entered into a rent agreement on June 1, 2009 to lease premises for operation of our Company-owned restaurant for a term of 5 years at a monthly rental rate of $6,667 for the first three years and $8,333 for the last two years.

A of March 31, 2010, the total future minimum lease payments under non-cancellable operating lease in respect of leased premises are payable as follows:-

Year ended March 31,
2011	$ 46,302
2012	92,602
2013	15,433
Total	$ 154,337

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 13 RELATED PARTY TRANSACTIONS

Balance with related party

	December 31, 2010	March 31, 2010
Stockholder’s loan:
- Gu Yao, stockholder	$ 184,226	$ 196,266

Amount (paid to)/received from stockholder for the period	$ (12,040)	$ 196,266

Due from related party:	$ 12,985	$ -
- Beijing Kenon Bistro Catering Limited (“BJ Kenon”) (Under common control of Gu Yao)

Amount charged to BJ Kenon for the period	$ 11,880	$ -

Due from Joystick Limited (“Joystick”)	$ -	$ 30,817

Amount charged to Joystick for the period	$ -	$ 51,362

Due to related party:	$ 6,687	$ 8,812
- Sizegenic Holdings Limited (“Sizegenic”) (Common stockholder of Sizegenic and Studio II, Cheung Ming)

Amount charged by Sizegenic for the period	$ 15,049	$ 8,812

The stockholder’s loan mainly represents the loan advance to the Company by Gu Yao for acquisition of the wholly own subsidiary on February 24, 2010, Legend Sun.  This loan agreement was entered by the Company and Gu Yao on December 11, 2009 for a term of 2 years.  This loan is unsecured, non-interest bearing and repayable after one year on December 11, 2011.

The Company had amounts charged to and by related parties. The amount charged to BJ Kenon represents the first year annual franchise fee income pursuant to the franchise agreement for a term of 3 years entered on April 1, 2010.

The amount due from Joystick represents the monthly fee at $10,272 for consultancy services to Joystick to operate a Portugal café bristro for January to March 2010.  It has been offset with amount due to Sizegenic as of December 31, 2010 through agreement with Sizegenic.

The amount charged to Joystick represents the consultancy services fee for February to March 2010 and the forfeited consultancy service deposit due to termination of agreement before expiration of the term.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 13 RELATED PARTY TRANSACTIONS (…/Cont’d)

The amount charged by Sizegenic for the period from December 11, 2009 to March 31, 2010 and nine months ended December 31, 2010 mainly represents the respective franchise annual fee after 50% discount and subfranchise annual fee for the first year pursuant to the related franchise agreements in place.

NOTE 14 CERTAIN RISK AND CONCENTRATION

Credit risk

As of December 31, 2010 and March 31, 2010, substantially all of the Company’s cash included bank deposits in accounts maintained within Hong Kong, the Company has not experienced any losses in such accounts and believes it is not exposed to any significant risks on its cash in bank accounts.

There were no significant customers or vendors which accounts for 10% or more of the Company’s revenues or purchases during the periods presented.

NOTE 15 SUBSEQUENT EVENT

We evaluated subsequent events through the issuance date of our financial statements.  On February 10, 2011, the Company and the sole shareholder Mr. Gu Yao (“Gu”) entered into Share Exchange Agreement and Supplementary Agreement with Studio II Brands, INC. (“Studio II”), a Florida corporation whereby Studio II agreed to issue 2,291,100 shares of the common stock to Gu to (i) acquire all of the issued and outstanding shares of common stock of the Company, and (ii) pay off the outstanding stockholder’s loan owed to Mr. Gu Yao by the Company. Upon consummation of the transaction, Studio II would become the holding entity of the Company.  The exchange transaction was a private placement transaction, and the shares issued in the exchange transaction were not registered under the Securities Act of 1933, in reliance upon exemptions from registration provided by Section 4(2) of the Securities Act and by Regulation S promulgated under the Securities Act. Accordingly, all shares issued in the exchange transaction will constitute “restricted securities” as defined in Rule 144 under the Securities Act of 1933.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 16 RESTATED FINANCIAL STATEMENTS

On August 1, 2011, the Board of Directors of the Company concluded, based upon the recommendation of management to respond to SEC comments issued on June 17, 2011 regarding principle of consolidation of Legend Sun by HLL on the acquisition date of February 24, 2010, and inclusion of financial statements of Legend Sun (predecessor to Hippo Lace) for April 1, 2009 through February 23, 2010 and Hippo Lace (successor) for the period from February 24, 2010 through March 31, 2010 in bifurcated format in the Form 10-K for year ended March 31, 2011, and On February 15, 2012, the Board of Directors of the Company concluded, based upon the recommendation of management to respond to SEC comments issued on February 9, 2012 regarding the determination of goodwill in the purchase price allocation for Legend Sun’s net asset value acquired on February 24, 2010 that the previously issued consolidated financial statements for HLL and its subsidiary Legend Sun as of

December 31, 2010 and for the nine months ended December 31, 2010 in the exhibit 99.2 of Form 8-KA filed on May 13, 2011 should no longer be relied upon.

The misstatements in the previously issued financial statements are mainly attributed to the fact that we included consolidation of the financial results of Legend Sun for periods prior to the date of its acquisition by the Company on February 24, 2010, and deducted the payoff of stockholder’s loan owed by Legend Sun to Sizegenic from the consideration to acquire Legend Sun in the purchase price allocation.  The result of such restatement indicates understated net income ($459) for the period from December 11, 2009 (Inception) to March 31, 2010, goodwill ($86,657) and additional paid-in capital ($86,198) as of March 31, 2010.

The reconciliations of the restated financial statements to the original version with disclosure of nature and material type of error are as follows:

December 31, 2010 restatement

Consolidated balance sheet as of December 31, 2010

The restated goodwill was substantially attributed to the additional paid-up capital as a result to add back the $86,198 payoff of stockholder’s loan owed by Legend Sun to Sizegenic deducted from the consideration to acquire Legend Sun in the purchase price allocation.  The remainder of restated goodwill was attributed to the increased retained earnings by $459 mainly as a result of increased net income due to a lower consolidated operating loss net of decreased other income because the consolidation period for financial results was changed to include only the period from February 24, 2010 (date the Company acquired Legend Sun) to March 31, 2010 instead of the period from January 1, 2010 to March 31, 2010.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NOTE 16 RESTATED FINANCIAL STATEMENTS (…/Cont’d)

Consolidated statement of income and comprehensive income for the nine months ended December 31, 2010

No change between the original and restated statement of income.

Consolidated statement of stockholder’s equity for the nine months ended December 31, 2010

Changes are the result of the increase of additional paid-in capital of $86,198 and the increase of retained earnings of $459 as explained above under consolidated balance sheet

Consolidated statement of cash flows for the nine months ended December 31, 2010

Amount due from Joystick is classified from other receivable to due from related party and other payable is classified to accounts payable.

The proceeds from stockholder’s loan were grouped under financing activities on the original statement.  But the loan is repayable within one year in December 2011, and as a result was reclassified as changes in operating liabilities in the restated statement.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

CONSOLIDATED BALANCE SHEET
	As of December 31, 2010
	Original	Adjustment	Restated
ASSETS
Goodwill	32,101	86,657	118,758
TOTAL ASSETS	241,434	86,657	328,091

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
Stockholder's loan	-	184,226	184,226
TOTAL CURRENT LIABILITIES	41,303	184,226	225,529

Stockholder's loan	184,226	(184,226)	-
TOTAL LIABILITIES	225,529	-	225,529

STOCKHOLDER'S EQUITY
Additional paid-in capital	-	86,198	86,198
Retained earnings	5,904	459	16,363
TOTAL STOCKHOLDER'S EQUITY	5,905	86,657	102,562

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	241,434	86,657	328,091

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
For the nine months ended December 31, 2010

Original
			Additional		Total
	Common stock		paid-up	Retained	stockholder's
	Number	Amount	capital	earnings	equity

Balance at December 11, 2009 (date of inception)	-	-	-	-	-
Common stock issued for cash	1	1	-	-	1
Net income for the period	-	-	-	12,271	12,271
Balance as of March 31, 2010	1	1	-	12,271	12,272
Net income for the period	-	-	-	3,633	3,633
Balance as of December 31, 2010	1	1	-	15,904	15,905

Adjustment
			Additional		Total
	Common stock		paid-up	Retained	stockholder's
	Number	Amount	capital	earnings	equity

Balance at December 11, 2009 (date of inception)	-	-	-	-	-
Common stock issued for cash	-	-	-	-	-
Acquisition of Legend Sun	-	-	6,198	-	86,198
Net income for the period	-	-	-	459	459
Balance as of March 31, 2010	-	-	86,198	459	86,657
Net income for the period	-	-	-	-	-
Balance as of December 31, 2010	-	-	86,198	459	86,657

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

Restated
	Common stock		Additional paid-in	Retained	Total stockholder's
	Number	Amount	capital	earnings	Equity

Balance at December 11, 2009 (date of inception)	-	-	-	-	-
Common stock issued for cash	1	1	-	-	1
Acquisition of Legend Sun	-	-	86,198	-	86,198
Net income for the period	-	-	-	12,730	12,730
Balance as of March 31, 2010	1	1	86,198	12,730	98,929
Net income for the period	-	-	-	3,633	3,633
Balance as of December 31, 2010	1	1	86,198	16,363	102,562

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

CONSOLIDATED STATEMENT OF CASH FLOWS
For the nine months ended December 31, 2010
	Original	Adjustment	Restated
CASH FLOWS FROM OPERATING ACTIVITIES Changes in operating assets and liabilities
Due from related party	(12,985)	30,817	17,832
Other receivable	30,656	(30,817)	(161)
Accounts payable and accrued expenses	6,374	(10,664)	(4,290)
Stockholder’s loan	-	184,266	184,226
Other payable	(10,664)	10,664	-
NET CASH USED IN OPERATING ACTIVITIES	26,966	184,226	211,192

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholder's loan	(12,040)	(184,226)	(196,266)
NET CASH PROVIDED BY FINANCING ACTIVITIES	(12,040)	(184,226)	(196,266)

NET INCREASE IN CASH	10,047	-	10,047

CASH
Beginning of period	15,322	-	15,322
End of period	25,369	-	25,369

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

March 31, 2010 restatement

Consolidated balance sheet as of March 31, 2010

The restated goodwill was substantially attributed to the additional paid-up capital as a result to add back the $86,198 payoff of stockholder’s loan owed by Legend Sun to Sizegenic deducted from the consideration to acquire Legend Sun in the purchase price allocation.   The remainder of restated goodwill was attributed to the increased retained earnings by $459 mainly as a result of increased net income due to a lower consolidated operating loss net of decreased other income because the consolidation period for financial results was changed to include only the period from February 24, 2010 (date the Company acquired Legend Sun) to March 31, 2010 instead of the period from January 1, 2010 to March 31, 2010.

Other receivable for consultancy services income for January to March 2010 from Joystick, wholly owned subsidiary of Sizegenic, reclassified and reported as related party transaction.

Consolidated statement of income and comprehensive income for the period from December 11, 2009 (inception) to March 31, 2010

The increased net income mainly attributed to the lower operating loss and substantially offset by loss of other income, net consisted of consultancy fee income for January and first year franchise annual fee expenses due to the change of consolidation period.

Consolidated statement of stockholder’s equity for the period from December 11, 2009 (inception) to March 31, 2010

Changes are the result of the increase of additional paid-in capital amounting to $86,198 and the increase of retained earnings amounting to $459 as explained above under the consolidated balance sheet.

Consolidated statement of cash flows for the period from December 11, 2009 (inception) to March 31, 2010

The change of the consolidation period to date of acquisition resulted cash flow movements of operating and investing assets and liabilities as indicated in the statement.  The restated goodwill represents the add back of the payoff of stockholder’s loan deducted from the consideration and the movement of the acquired assets and liabilities in the purchase price allocation caused by the change of consolidation period.

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

CONSOLIDATED BALANCE SHEET
	As of March 31,2010
	Original	Adjustment	Restated
ASSETS
CURRENT ASSETS
Due from related party	$ -	$30,817	$30,817
Other receivable	36,551	(30,817)	5,734

Goodwill	32,101	86,657	118,758

TOTAL ASSETS	252,444	86,657	339,101

STOCKHOLDER'S EQUITY
Additional paid-in capital	-	86,198	86,198
Retained earnings	__12,271	459	12,730
TOTAL STOCKHOLDER'S EQUITY	12,272	86,657	98,929

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$ 252,444	$ 86,657	$ 339,101

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
For the period from December 11, 2009 (Date of inception) to March 31, 2010

	Original	Adjustment	Restated
Revenue	$ 56,930	$ (32,600)	$ 24,330

Cost of goods sold (exclusive of depreciation)	(18,864)	9,856	(9,008)

Gross profit	38,066	(22,744)	15,322

Operating expenses	(79,873)	28,340	(51,533)

OPERATING LOSS BEFORE INCOME TAXES	(41,807)	5,596	(36,211)

OTHER INCOME/(EXPENSES)
Other income	61,635	(10,273)	51,362
Other expenses	(5,136)	5,136	-
TOTAL OTHER INCOME, NET	56,499	(5,137)	51,362

INCOME BEFORE INCOME TAXES	14,692	459	15,151

INCOME TAXES EXPENSES	(2,421)	-	(2,421)

NET INCOME	$ 12,271	$ 459	$ 12,730

Earnings per common share
Basic and fully diluted	$ 12,271	$ 459	$ 12,730

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING	1	-	1

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
FOR THE PERIOD FROM DECEMBER 11, 2009 (DATE OF INCEPTION) TO MARCH 31, 2010

Original
			Additional		Total
	Common stock		paid-in	Retained	stockholder's
	Number	Amount	capital	earnings	equity

Balance at December 11, 2009 (date of inception)	-	-	-	-	-
Common stock issued for cash	1	1	-	-	1
Net income for the period	-	-	-	12,271	12,271
Balance as of March 31, 2010	1	1	-	12,271	12,272

Adjustment
			Additional		Total
	Common stock		paid-in	Retained	stockholder's
	Number	Amount	capital	earnings	equity

Balance at December 11, 2009 (date of inception)	-	-	-	-	-
Common stock issued for cash	-	-	-	-	-
Acquisition of Legend Sun	-	-	86,198	-	86,198
Net income for the period	-	-	-	459	459
Balance as of March 31, 2010	-	-	86,198	459	86,657

Restated			Additional		Total
	Common stock		paid-in	Retained	stockholder's
	Number	Amount	capital	earnings	Equity

Balance at December 11, 2009 (date of inception)	-	-	-	-	-
Common stock issued for cash	1	1	-	-	1
Acquisition of Legend Sun	-	-	86,198	-	86,198
Net income for the period	-	-	-	12,730	12,730
Balance as of March 31, 2010	1	1	86,198	12,730	98,929

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

CONSOLIDATED STATEMENT OF CASH FLOWS
For the period from December 11, 2009 (Date of inception) to March 31, 2010

	Original	Adjustment	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$ 12,271	$ 459	$ 12,730
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	4,241	(4,196)	45
Changes in operating assets and liabilities:
Due from related party	-	(20,545)	(20,545)
Other receivable	(36,304)	30,887	(5,417)
Inventories	1,545	1,052	2,597
Security deposit	3,488	5,730	9,218
Accounts payable	1,085	16,491	17,576
Income tax payable	2,421	-	2,421
Due to related party	7,528	1,284	8,812
Other payable	(11,054)	11,054	-
Deposit received	-	(30,817)	(30,817)
NET CASH USED IN OPERATING ACTIVITIES	(14,779)	11,399	(3,380)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for acquisition of subsidiary, net of cash acquired	(162,511)	(15,054)	(177,565)
Purchase of property and equipment	(3,655)	3,655	-
NET CASH USED IN INVESTING ACTIVITIES	(166,166)	(11,399)	(177,565)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from stockholder's loan	196,266	-	196,266
Cash received from issuance of common stock	1	-	1

NET CASH PROVIDED BY FINANCING ACTIVITIES	196,267	-	196,267

HIPPO LACE LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2010 (RESTATED)

NET INCREASE IN CASH	15,322	-	15,322

CASH
Beginning of period	-	-	-
End of period	$ 15,322	$ -	$ 15,322

Cash paid for acquisition of subsidiary, net of cash acquired:

Consideration paid:
Cash paid, net of cash acquired	$ 162,511	$ 15,054	$ 177,565

Allocated to:
Inventory	4,148	1,053	5,201
Due from related party	-	10,272	10,272
Other receivable and prepaid expenses	-	9,651	9,651
Security deposit	44,811	(3,851)	40,960
Property and equipment	125,375	(541)	124,834
Accounts payable	(4,963)	(2,598)	(7,561)
Accrued expenses	(8,144)	609	(7,535)
Due to related party	(30,817)	-	(30,817)
Stockholder’s loan payable to Sizegenic	-	(86,198)	(86,198)
	130,410	(71,603)	58,807
Value of excess of purchase price over net assets
Acquired allocated to:
Goodwill	$ 32,101	$ 86,657	$ 118,758